UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  August 12, 2005

Inovio Biomedical Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-14888	33-0969592
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11494 Sorrento Valley Road, San Diego, California		92121-1318
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (858) 597-6006

Former name or former address, if changed since last report

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.

On August 12, 2005, registrant amended Section 1.12 of its bylaws in the manner described in Item 5.03 of this Form 8-K. Such amendment, inter alia, permits holders of registrant’s common stock to consent to the taking of any action required to be taken by stockholders at any annual or special meeting of stockholders of this corporation, or any action which may be taken at any annual or special meeting of such stockholders, without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 12, 2005, registrant amended Section 1.12 of its bylaws.

Section 1.12 of registrant’s bylaws, prior to its amendment, read:

1.12 No Stockholder Action Without Meeting.  Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.

Section 1.12 of registrant’s bylaws, as amended, reads:

1.12 Consent of Stockholders in Lieu of Meeting. Any action required to be taken at any annual or special meeting of stockholders of this corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, provided that prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to this corporation.

Item 9.01 Financial Statements and Exhibits

(c)           Exhibits

The following exhibit is filed as part of this Current Report on Form 8-K

3.2           Registrant’s Amended and Restated Bylaws, as amended through August 12, 2005;

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 17, 2005

INOVIO BIOMEDICAL CORPORATION

By:	/s/ Peter Kies
Name: Peter Kies
Title: Chief Financial Officer